Exhibit 10.1

                                 LOAN AGREEMENT

         THIS AGREEMENT is entered into this 21st day of December, 2000,between LecTec Corporation, a Minnesota corporation (the "Borrower"), and Equity Holdings II, a Minnesota general partnership, ("Lender"). The parties hereto agree as follows:

ARTICLE I.

Definitions

         Section 1.01 Definitions. For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

              (a)the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular; and

         (b) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles.

         "Advance" means an advance of funds by Lender pursuant to Article II.

         "Agreement" means this Loan Agreement.

         "Event of Default" has the meaning specified in Section 6.01.

         "Improvements" means the building and improvements constructed on the Property.

         "Leases" means any lease of all or a portion of the Property and Improvements now or subsequently executed.

         "Loan" has the meaning specified in Section 2.01.

         "Loan Documents" means this Agreement, the Note, the Mortgage and all other documents and certificates reasonably requested by Lender in connection with the Loan transaction.

         "Mortgage" has the meaning specified in Section 3.01(e).

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         "Note" has the meaning specified in Section 2.03.

         "Obligations" means each and every debt, guaranty, liability, and obligation of every type or description which the Borrower may now or at any time owe to Lender, whether now existing or hereafter arising, direct or indirect, due or to become due, absolute or contingent, primary or secondary, liquidated or unliquidated, independent, joint, several, or joint and several.

         "Property" means that certain real estate located at 10701 Red Circle Drive, Minnetonka, Minnesota which is more fully described on Exhibit A attached to the Mortgage and the improvements constructed thereon.

         "Title Company" means Chicago Title Insurance Company.

         "Title Policy" has the meaning specified in Section 3.01(g).

         Additional Definitions may be found elsewhere in this Agreement.

ARTICLE II.

Amount and Terms of Loan

         Section 2.01 Amount and Term of Lender's Commitment. Borrower agrees to borrow from Lender and Lender agrees to lend to Borrower on or before December 31, 2000, the amount of $820,000 upon the terms and conditions hereof (the "Loan"), which sums shall be disbursed in accordance with this Agreement and used solely for business purposes.

         Section 2.02 Making the Loans. Each Advance shall be made by Lender to the Borrower in satisfaction of all conditions set forth herein. The Borrower shall be obligated to repay all Advances notwithstanding the fact that the person requesting the same was not authorized by Borrower to do so.

         Section 2.03 Note. The obligation to repay the Loan together with interest and other charges thereon shall be evidenced by a Promissory Note of the Borrower payable to the order of Lender in a form acceptable to Lender dated the effective date of this Agreement (the "Note"). Interest on the Note shall accrue on the unpaid principal balance advanced and on any past due payments thereon at the annual rate of 5.0 percentage points above the Base Rate as hereinafter defined. The interest rate and payment amount shall change from time to time as the Base Rate changes. The term "Base Rate" means the highest Prime Rate of Interest published by the Wall Street Journal. If the Wall Street Journal discontinues the public announcement of Prime Rates of Interest for any reason, Lender shall set its own Base Rate and shall so notify Borrower.


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Lender may lend to its customers at rates that are equal to, above or below the
Base Rate. Interest will begin to accrue on the date of the first advance.

         The principal balance which shall not exceed $820,000 shall become due and payable in full on or before December 21, 2002. Monthly payments of interest only shall commence on January 21, 2001 and shall continue on the 21st day of each month thereafter until December 21, 2002, at which time the entire balance of principal and accrued interest shall become due and payable in full. Payments received by Lender more than 15 days after their due date shall incur a late payment penalty in the amount of 5% of each such payment which shall become immediately due.

         Section 2.04 Payment, Balance and Setoff. All payments of principal, interest and other charges under the Note, and of all amounts hereunder shall be made to Lender in accordance with the terms of the Note in immediately available funds. The Borrower agrees that the amount shown in the books and records of Lender as being outstanding shall be prima facie evidence of the outstanding principal amount of the Note.

         Section 2.05 Use of Proceeds. The Borrower shall use the proceeds of the Advance only for general business purposes.

         Section 2.06 Proposal Fee. The Borrower shall pay to Lender a Proposal Fee of 1% of the amount due upon closing. Borrower has paid Lender $10,000 which will be credited to Borrower at closing.

         Section 2.07 Prepayment. The Loan may be prepaid in full at any time. No partial prepayments shall be allowed. The prepayment amount shall include all accrued interest, costs advanced by Lender, the full principal balance and all scheduled interest payments for the remaining term of the Loan.

ARTICLE III.

Conditions of Lending

         Section 3.01 Required Documents. The initial advance of credit under the Loan shall be subject to the condition precedent that Lender shall have received prior thereto all of the following, in form and substance satisfactory to Lender:

         (a) The Note, properly executed on behalf and in the name of the Borrower, in a form acceptable to Lender.


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         (b) All financing statements and other writings, properly executed, which are deemed by Lender to be necessary or desirable to grant Lender a perfected security interest on the personal property described in the Mortgage.

         (c) Certificates of insurance covering the Property and Improvements and certificates of all other insurance including without limitation, builders risk insurance coverage, hazard insurance and comprehensive general public liability insurance coverage, and flood hazard insurance if the Property lies within a federally identified flood hazard area, as required by Section 5.03 or by the terms of the Mortgage, in such companies as shall be reasonably acceptable to Lender, which certificates shall name Lender as loss payee and Mortgagee.

         (d) A Certificate of Incorporation and a current Certificate of Good Standing for the Borrower issued by the Minnesota Secretary of State.

         (e) A Combination Real Estate Mortgage, Security Agreement, Fixture Financing Statement and Assignment of Leases and Rents in a form acceptable to Lender ("Mortgage") properly executed by the Borrower.

         (f) An opinion of counsel to the Borrower in a form acceptable to Lender.

         (g) A mortgagee's Title Policy issued by the Title Company to Lender in the amount of $820,000, containing such endorsements as Lender deems necessary, insuring that the Mortgage constitutes a valid first lien on the Property, free and clear of all standard exceptions, including mechanics' liens and matters disclosed by a survey and all other exceptions not previously approved by Lender, and subject only to permitted encumbrances acceptable to Lender.

         (h) Letters from the City of Minnetonka, Minnesota confirming that the Property is properly zoned for its intended use, that all utilities necessary for the operation of the Improvements are available, and such other evidence as Lender may require showing that all building and other permits have been obtained, and that the Property and all Improvements and the operation thereof will comply with all applicable laws, codes, rules and regulations, including those relating to zoning and environmental matters.

         (i) A survey of the Property certified to Lender by a licensed, registered land surveyor and incorporating the legal description of the Property, showing the location of all points and lines referred to in, the legal description, the location of all Improvements, the location of all utilities to which the Improvements connect, the location of all easements and encroachments onto or from the Property that


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are visible on the Property, known to the surveyor preparing the survey or of record, identifying easements or record by recording data.

         (j) An appraisal of the Property satisfactory to Lender prepared by an independent appraiser approved by Lender demonstrating that the Property has an aggregate value of not less than $1,640,000.

         (k) True, complete and correct copies of the Articles of Incorporation and the Bylaws of the Borrower and all amendments thereto and modifications thereof, together with a certificate of the Secretary of the Borrower containing resolutions of the Borrower authorizing the execution and delivery of this Agreement and all other agreements, instruments and other documents which are required to be executed by the Borrower in connection with the Loan contemplated hereby, which certificate shall be in a form reasonably acceptable to Lender's counsel.

         (l) An Environmental Site Assessment Phase I Report (the "Phase I") from an environmental engineer acceptable to Lender, in form and substance satisfactory to Lender, addressed to Lender, and any additional environmental related tests and reports recommended by the Phase I or deemed necessary by Lender.

         (m) Such other documents as may be reasonably requested by Lender.

         Section 3.02 Additional Requirements. As additional requirements and conditions of making the Loan it is agreed that Borrower shall be responsible for the payment of all costs incurred by Lender in relation to the Loan including attorney fees incurred in preparation of the Loan Documents.

ARTICLE IV.

Representations and Warranties

         The Borrower represents and warrants to Lender as follows:

         Section 4.01 Existence and Power. The Borrower is a corporation created and existing and in good standing under the laws of the State of Minnesota, is duly licensed or qualified to transact business in all jurisdictions where the character of the property owned or leased or the nature of the business transacted by it makes such licensing or qualification necessary, and has all requisite power and authority to execute and deliver and to perform all of its obligations under this Agreement, the Note, the Mortgage and all other Loan Documents and writings contemplated hereby.


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         Section 4.02 Authorization. The execution, delivery and performance by the Borrower of this Agreement, the Note, the Mortgage and all other Loan Documents and writings contemplated hereby have been duly authorized by all requisite action and do and will not (a) require any consent or approval of any person or governmental authority, (b) violate any law, rule, regulation, order, writ, injunction or decree, or the Articles of Incorporation or Bylaws of the Borrower, (c) result in a breach of or constitute a default under any contract, agreement or other writing to which the Borrower is a party or by which the Borrower or any property of the Borrower may be bound or affected, or (d) result in or require the creation or imposition of, any mortgage, security interest or other interest, encumbrance, claim or charge of any nature, except in favor of Lender, upon or with respect to any property of the Borrower.

         Section 4.03 Legal Agreements. The Loan Documents constitute the legal, valid and binding obligations of the Borrower; and this Agreement and any other writings contemplated hereby constitute the legal, valid and binding obligations of the Borrower.

         Section 4.04 Financial Statements. The Borrower has furnished financial statements to Lender which consist of its required 10Q filing with the Securities and Exchange Commission for the period ending September 30, 2000. Said statements and balance sheets fully and fairly reflect the financial condition of the Borrower.

         Section 4.05 No Adverse Change. There has been no material adverse change in the business, property or condition (financial or otherwise) of the Borrower.

         Section 4.06 Titles and Liens. The Borrower has good title to all of the property reflected in the latest balance sheet referred to in Sections 4.04 and 5.01, free and clear of all mortgages, security interests and other interests, encumbrances, claims and charges, except for liens permitted herein and covenants, restrictions, rights, easements and minor irregularities in title which do not materially interfere with the business or operations of the Borrower.

         Section 4.07 Taxes. Borrower has filed all required tax returns (or obtained appropriate extensions for the filing thereof), has paid all due and payable taxes, assessments and other governmental charges levied or imposed upon it, or upon its income or profits or upon its property, and has made adequate provision for the payment of such taxes, assessments and other charges accruing but not yet due and payable.


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         Section 4.08 Litigation. There is no pending or threatened notice, claim, litigation, proceeding or investigation against or affecting the Borrower, or any of its property, whether or not covered by insurance, that would involve the payment by Borrower of $25,000 or more in the aggregate or would otherwise have a material adverse effect on the financial condition, business, prospects, property or operations of Borrower, and there is no basis for any such order, notice, claim, litigation, proceeding or investigation.

         Section 4.09 No Agricultural Uses. The Borrower will not allow the Property to be used for any agricultural activities so as to allow the Farm Mediation Act to apply to this loan or any collateral pledged to Lender.

         Section 4.10 Business Purpose. This Agreement and all writings contemplated hereby and the proceeds of the Advance are solely for business purposes and no funds will be used for personal, family or household purposes.

         Section 4.11 Compliance with Zoning Ordinances and Similar Laws. The Improvements and the proposed use of the Improvements comply and will comply with all governmental laws, regulations, and requirements, zoning ordinances and regulations of all governmental bodies exercising jurisdiction over the Property.

         Section 4.12 Hazardous or Toxic Substances. To Borrower's knowledge after reasonable investigation, and except as set forth on the Phase I Report dated December 8, 2000 prepared by Peer Environmental & Engineering Resources, Inc., (i) no person or entity has caused or permitted materials to be stored, deposited, treated, recycled or disposed of on, under or at the Property, which materials, if known to be present, would require clean-up, removal or some other remedial action under Environmental Laws; (ii) there have never been tanks or other facilities on, under or at the Property which contained materials which, if known to be present in soils or groundwater, would require clean-up, removal or some other remedial action under Environmental Laws; (iii) there are no conditions existing currently or which will exist during the term of this Agreement which subject Borrower to damages, penalties, injunctive relief or clean-up costs under Environmental Laws or which require or are likely to require clean-up, removal, remedial action or other response by Borrower pursuant to Environmental Laws; (iv) Borrower is not subject to any judgment, decree, order or citation relating to or arising out of any Environmental Laws; and (v) Borrower shall have all permits, licenses and approvals required under Environmental Laws. As used in this Agreement the term "Environmental Laws" means all federal, state and local laws including statutes, regulations, ordinances, codes, rules or other governmental restrictions and requirements relating to the discharge of air pollutants, water pollutants or process waste water or otherwise


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relating to the environment or hazardous substances, including but not limited to, the Minnesota Petroleum Tank Release Cleanup Act, the Minnesota Environmental Response and Liability Act, the Federal Solid Waste Disposal Act, the Federal Clean Air Act, the Federal Clean Water Act, the Federal Resource Conservation and Recovery Act of 1976, the Federal Comprehensive Environmental Responsibility, Cleanup and Liability Act of 1980, regulations of the Environmental Protection Agency, regulations of the Nuclear Regulatory Agency, and regulations of any state department of natural resources or state environmental protection agency now or at any time hereafter in effect.

         Section 4.13 Availability of Utilities. All utility services necessary for the proper operation of the Improvements and the existing improvements on the Property for their intended purposes are available at the Property, at standard utility rates and hook-up charges, including water supply, storm and sanitary sewer facilities, gas, electricity and telephone facilities.

ARTICLE V.

Covenants

         So long as the Note shall remain outstanding, the Borrower shall comply with the following requirements:

         Section 5.01 Financial Statements and Other Information. Borrower shall deliver to Lender, in form and substance satisfactory to Lender:

         (a) Promptly after sending, making available or filing the same, copies of all Federal tax returns.

         (b) As soon as available, and in any event within 90 days after the end of each fiscal year, annual financial statements in a format acceptable to Lender.

         (c) Quarterly rent rolls for the Property setting forth the names of all tenants and the terms of all leases or rental agreements.

         (d) Such other information respecting the financial condition, business and property of the Borrower as Lender may from time to time reasonably request.

        Section 5.02 Taxes and other Claims. Borrower shall file when due (within any period covered by an attainable extension) all required tax returns, shall pay when due all taxes, assessments and other governmental charges levied or


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imposed upon it upon its income or profits, or upon any of its property, and shall pay when due all lawful claims for labor, materials and supplies which, if unpaid, might become a lien or charge upon any property of Borrower; provided, that Borrower shall not be required to pay any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings, and for which a proper reserve has been established in accordance with generally accepted accounting principles.

         Section 5.03 Insurance. Borrower shall obtain and maintain insurance with insurers that are reasonably acceptable to Lender, in such amounts and with such coverages as are reasonably acceptable to Lender, including without limitation the following insurance coverages:

                  (a) All risk property insurance providing coverage against loss by fire, lightning and other hazards and risks customarily covered by standard extended coverage endorsement, including the cost of debris removal, together with a vandalism and malicious mischief endorsement, all in the amounts of not less than the full insurable value or full replacement cost of the Improvements, whichever is greater;

                  (b) Flood insurance in the maximum obtainable amount unless evidence satisfactory to Lender is provided that the entire Property lies entirely outside of a federally-identified flood hazard area or flood plain as defined by the Federal Insurance Administration;

                  (c) "Business interruption" insurance coverage in an amount reasonably acceptable to Lender;

                  (d) Commercial general liability insurance covering the legal liability of Borrower against claims for bodily injury, death or property damage occurring on, in or about the Property and Improvements, with coverage limits of at least $1,000,000 for each occurrence and $3,000,000 excess liability coverage; and

                  (e) Workers' compensation insurance as required by law and all other insurance coverages as are consistent with industry practice.

         All insurance policies shall name Lender as mortgagee and a loss payee, shall be in an amount which shall be, in any event, sufficient to prevent the insured from becoming a co-insurer of any loss thereunder, and shall contain a provision whereby they cannot be cancelled except after 30 days' written notice to Lender. In the event the Borrower fails to pay any premium on any such insurance, Lender may do so, and the Borrower shall reimburse Lender for any


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such payment on demand. Borrower hereby assigns to Lender all returned or unearned premiums that may be payable to the Borrower upon cancellation of any such policies for any reason and all proceeds of such insurance, and directs the insurers to pay Lender all such amounts. Borrower hereby grants Lender a limited power of attorney to endorse any check or other remittance payable to Borrower to collect such returned or unearned premiums and the proceeds of such insurance, and any amount so collected may be applied by Lender to the Note or other obligations due Lender by the Borrower as Lender, in its discretion, deems appropriate.

         Section 5.04 Corporate Existence. The Borrower shall preserve and maintain its corporate existence and all of its rights, privileges and franchises, and comply with all applicable laws and regulations.

         Section 5.05 Nature of Business. The Borrower shall not engage in any line of business materially different from that presently engaged in by the Borrower.

         Section 5.06 Permits and Licenses. Borrower shall obtain and maintain or cause to be obtained and maintained all permits and licenses necessary to operate its business on the Property.

         Section 5.07 Due on Sale. Borrower shall not sell, convey, transfer, further mortgage or encumber or dispose of the Property or any interest-therein without the prior written consent of Lender.

         Section 5.08 Real Estate Taxes and Assessments. At any time Lender may require that, in addition to the monthly loan payments required under the Notes, Borrower shall pay to Lender with each such monthly loan payment one-twelfth of the annual amount of the real estate taxes and assessments assessed against the Property. Lender shall have no obligation to segregate said escrow payment. In the event that the escrow account is insufficient to pay the real estate taxes and assessments when due, Borrower shall immediately pay Lender amounts sufficient to allow for payment of the taxes and assessments when due.

         Section 5.09 Indemnity. Borrower shall reimburse and indemnify Lender for any expenses, costs or claims which Lender may incur relating to its exercise of any rights under this Agreement or writings contemplated hereby. Such amounts shall be due and payable upon demand and shall bear interest at the rate specified in the Note. To the extent possible Lender will attempt to give Borrower notice five days prior to incurring expenses, however, the failure to give such notice shall not impair Borrower's obligation to reimburse and indemnify Lender. Borrower shall defend, indemnify and hold Lender harmless from and against


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any and all liabilities arising from brokerage commissions or finder's fees in connection with the Property, including without limitation, the cost of attorneys' fees in connection therewith.

         Section 5.10 Compliance with Laws and Requirements. Borrower agrees to comply at all times with all applicable restrictions, requirements, conditions, codes, ordinances, regulations and laws of all governmental bodies having jurisdiction over the Property.

         Section 5.11 Notices to Lender. Borrower covenants and agrees to furnish to Lender (i) immediately upon receipt, copies of any correspondence, notice, pleading, citation, indictment, complaint, order, decree or other document from any source asserting or alleging a circumstance or condition which requires or may require a financial contribution by Borrower or a cleanup, removal, remedial action or other response by or on the part of Borrower under Environmental Laws or which seeks damages or civil, criminal or punitive penalties from Borrower for an alleged violation of Environmental Laws; and (ii) written notice of any condition or event which would make the warranties contained in Article IV inaccurate, as soon as Borrower becomes aware of such condition or event.

ARTICLE VI.

Events of Default, Rights and Remedies

         Section 6.01 Events of Default. The occurrence of any of the following events shall constitute an "Event of Default":

         (a) Default in the payment of any amount due under this Agreement, the Note or any other Obligation of the Borrower to Lender and the continuance of such default for a period of 10 days; or

         (b) Any statement, representation or warranty of Borrower to Lender at any time, including without limitation any statement, representation or warranty made in this Agreement or in any writing contemplated by this Agreement or otherwise furnished to Lender, shall prove to have been incorrect or misleading in any material respect when made; or

         (c) Default in the performance or breach of any other covenant or agreement of Borrower contained in this Agreement, any writing contemplated by this Agreement or any other agreement with Lender, which defaults or breaches remain uncured for a period of thirty (30) days, or for a reasonable period after such thirty (30) day period if such default is curable but requires acts to be done or conditions to be remedied which cannot be cured or remedied within such thirty (30) day period and provided the Borrower commences to cure such default


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within such thirty (30) day period and thereafter diligently and continuously attempts to cure such default within such reasonable period; or

         (d) Borrower shall become insolvent, make an assignment for the benefit of creditors, apply for or consent to the application or suffer the appointment of any receiver, trustee or similar officer, die, or initiate or have initiated against it any act, process or proceeding under any insolvency, bankruptcy, dissolution, liquidation or similar law (provided that the filing of an involuntary petition in bankruptcy against Borrower, shall constitute an Event of Default only if the petition is not dismissed within 30 days after filing); or

         (e) Any indebtedness in excess of $25,000.00 under any other bond, debenture, note, other evidence of indebtedness or obligation of Borrower is declared due and payable prior to its expressed maturity by reason of default by any such party; or

         (f) Borrower shall suffer a final judgment or other order for the payment of money in the amount of $25,000 or more which becomes a lien on the Property, and the same shall not be released, vacated or fully bonded within a period of 45 days during which execution shall not be effectively stayed; or

         (g) The issuance or levy of any writ, warrant, attachment, execution or similar process against, or the attachment of any tax lien to, any property of Borrower and shall not be released or fully bonded within thirty (30) days after its issue, levy or entry; or

         (h) Occurrence of any event constituting an event of dissolution or liquidation of Borrower under applicable law; or

         (i) The Improvements are materially damaged or destroyed by fire or other casualty and the same is not repaired expeditiously in accordance with the applicable provisions of the Mortgage; or

         Section 6.02 Rights and Remedies. Upon the occurrence of an Event of Default or at any time thereafter until such Event of Default is cured to the written satisfaction of Lender, Lender may exercise any and all of the following rights and remedies:

         (a) Lender may declare all principal, interest and other charges and amounts under the Note, this Agreement or under any writing evidencing any obligations of Borrower to Lender to be due and payable, whereupon the same shall become due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by Borrower.


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         (b) Lender may, without notice to Borrower or any other person, apply any and all money owing by Lender to the Borrower to the payment of principal, interest and other charges and amounts under the Note or this Agreement or under any writing evidencing any Obligations of the Borrower to Lender.

         (c) Lender may exercise and enforce its rights and remedies under the Loan Documents, any agreement or other writing securing any obligations of Borrower to Lender, the Uniform Commercial Code and any other applicable law.

         (d) Lender may, by notice to the Borrower, declare its obligation to make Advances hereunder to be terminated, whereupon the same shall terminate.

ARTICLE VII.

Miscellaneous

         Section 7.01 Waiver and Amendment. No provision, of this Agreement or any of the other Loan Documents can be waived, modified, amended, abridged, supplemented or terminated, except by a writing executed by Lender. A waiver shall be effective only in the specific instance and for the specific purpose given. No delay or failure by Lender to exercise any right or remedy shall be a waiver thereof, nor shall any single or partial exercise by Lender of any right or remedy preclude any other exercise thereof or the exercise of any other right or remedy. All rights and remedies of Lender under this Agreement and the other Loan Documents are cumulative and not exclusive.

         Section 7.02 Costs and Uses. Borrower shall pay to Lender on demand all costs and expenses, including without limitation, reasonable attorneys' fees, incurred by Lender in connection with the preparation of the Loan Documents, and all costs and expenses, including without limitation, reasonable attorneys' fees, incurred by Lender in connection with any amendment and/or enforcement of the Loan Documents.

         Section 7.03 Addresses. All notices, requests, demands and other communications provided for under this Agreement and the other Loan Documents shall be in writing and shall be delivered in person or deposited in the mail, postage prepaid, addressed as follows:

If to the Borrower:          LecTec Corporation
                             10701 Red Circle Drive
                             Minnetonka, MN 55343
                             Attn: President and CFO


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With a Copy to:              James L. Tucker III
                             Dorsey & Whitney, LLP
                             220 South Sixth Street
                             Minneapolis, MN 55402-1498

If to Lender:                Equity Holdings II
                             7450 France Avenue South
                             Suite 120
                             Minneapolis, MN 55435
                             Attn: Tim Cashin

or, as to each party, at such other address as shall be designated by such party in a written notice to the other party complying as to delivery with the terms of this Section. All such notices, requests, demands and other communications shall be effective when actually delivered or deposited in the mail.

         Section 7.04 Binding Effect and Assignment. This Agreement and the other Loan Documents shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns, except that Borrower shall not have any right to assign any of their rights hereunder or thereunder or any interest herein or therein without the prior written consent of Lender. Lender reserves the right to transfer or sell all or a portion of its interest in the Loan and in connection therewith to disclose to any purchaser or potential purchaser of such interest any information furnished to Lender by Borrower (as long as such potential purchaser agrees to keep such information confidential) and to assign to any such purchaser all or a portion of Lender's rights and interests under the terms of this Agreement and the other Loan Documents. If any provision or application of this Agreement or the other Loan Documents is held unlawful or unenforceable in any respect, such illegality or unenforceability shall not affect the other provisions or applications which can be given effect, and this Agreement and the other Loan Documents shall be construed as if the unlawful or unenforceable provision or application had never been contained herein or therein or prescribed hereby or thereby.

         Section 7.05 Jurisdiction and Venue. Borrower consents to the personal jurisdiction of the state and federal courts located in the State of Minnesota in connection with any controversy related in any way to this Agreement or any of the other Loan Documents, waives any argument that venue in such forums is not convenient, and agrees that any litigation initiated by Borrower against Lender in connection with this Agreement or any of the other Loan Documents, shall be venued in either the District Court of Hennepin County, Minnesota, or the United States District Court, District of Minnesota, Fourth Division.


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         Section 7.06 Headings. Article and Section headings in this Agreement are for convenience of reference only, and shall not constitute a part of this Agreement for any other purpose or a limitation of the scope of the particular Articles or Sections to which they refer.

         Section 7.07 Governing Law. This Agreement and the other Loan Documents (except as otherwise stated therein), shall be governed by and construed in accordance with the laws of the State of Minnesota.

         Section 7.08 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which shall together constitute one instrument.

         Section 7.09 Relationship of Parties. The relationship of the parties under this Agreement is that of lender and borrower and no joint venture, partnership or relationship of any other kind is intended, or is to be construed or implied, to have been created.

         Section 7.10 Merger. This Agreement and the other Loan Documents contain all of the terms, conditions and covenants between the parties. Borrower is not relying on any representation or warranty of Lender except as expressly set forth herein.


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


         IN WITNESS WHEREOF, the parties have executed this Agreement on the date first above written.

BORROWER:                              LECTEC CORPORATION,
                                       a Minnesota corporation


                                       By /s/ Douglas Nesbit
                                       -----------------------------
                                       Douglas Nesbit, its CFO




LENDER:                                EQUITY HOLDINGS II


                                       By  /s/ Tim Cashin
                                       -----------------------------
                                       Tim Cashin, Its Partner

                                 PROMISSORY NOTE


$820,000.00                                               Minneapolis, Minnesota
                                                               December 21, 2000


         FOR VALUE RECEIVED, the undersigned Borrower promises to pay to the order of Equity Holdings II (the "Lender"), at its office in Edina, Minnesota, or at such other place as the holder of this Note may designate from time to time, the principal sum of $820,000.00 which remains outstanding as shown in the records of the holder of this Note, as the case may be, and to pay interest on the outstanding balance hereof at the times and at the rates set forth below. This Note is secured by a Combination Real Estate Mortgage, Security Agreement, Fixture Financing Statement and Assignment of Leases and Rents dated the date hereof from the undersigned to Lender relating to certain property located in Minnetonka, Minnesota as more particularly described therein (as amended from time to time, the "Mortgage"). Lender may make additional subsequent advances at its discretion but at no time shall Lender advance an amount which would cause the unpaid principal balance of this Note to exceed $820,000.00.

         Interest on the Note shall accrue on the unpaid principal balance and on any past due payments thereon at the annual rate of 5.0 percentage points above the Base Rate as hereinafter defined. The interest rate and payment amount shall change from time to time as the Base Rate changes. The terms "Base Rate" means the highest Prime Rate of Interest published by the Wall Street Journal. If the Wall Street Journal discontinues the public announcement of Prime Interest Rates for any reason, Lender shall set its own Base Rate and shall so notify Borrower. Lender may lend to others at rates that are equal to, above or below the Base Rate. Interest will begin to accrue on the date of the first advance.

         The remaining principal balance of this Note shall become due and payable in full on or before December 21, 2002. Monthly payments of interest only shall commence on January 21, 2001 and shall continue on the 21st day of each month thereafter until December 21, 2002, at which time the entire balance of principal and accrued interest shall become due and payable in full. Payments received by Lender more than 15 days after their due date shall incur a late payment penalty in the amount of 5% of each such payment which shall become immediately due.

         Interest on this Note shall be calculated on the basis of actual days elapsed in a year of 360 days. All of the unpaid balance of this Note may be prepaid in full at any time. No partial prepayments shall be allowed. The prepayment amount shall include all accrued interest, costs advanced by Lender, the full principal balance and all scheduled interest payments for the remaining term of the Loan. Each monthly payment or prepayment shall be applied first to the payment of other charges under this

Note, second to the payment of interest accrued through the date of payment and third to the payment of principal under this Note.

         In the event of any default in the payment of this Note and the continuance of such default for a period of 15 days, or the occurrence of an Event of Default under the terms of the Loan Agreement or any of the other "Loan Documents" (as such term is defined in the Loan Agreement), or of any other obligations of the undersigned to the holder of this Note; or in the event any of the undersigned or any maker, endorser, guarantor or surety of this Note or any other person providing security for this Note or for any guaranty for this Note shall become insolvent, make an assignment, make an assignment for the benefit of creditors, apply for or consent to the application or suffer the appointment of any receiver, trustee or similar officer, die, or initiate or have initiated against it any act, process or proceeding under any insolvency, bankruptcy, dissolution, liquidation or similar law (provided that the filing of an involuntary petition in bankruptcy against the undersigned, or any of the guarantors of this Note, shall constitute an event of default only if the petition is not dismissed within 30 days after filing); or a final judgment or other order for the payment of money in the amount of $25,000 or more, or any writ, warrant, attachment, execution or similar process, shall be entered and become a lien on, issued or levied against, the Premises, or any part thereof and shall not be released, vacated or fully bonded within forty-five (45) days after its entry, issue or levy; or the issuance or levy of any writ, warrant, attachment, execution or similar process against any property of any of the undersigned or any such maker, endorser, guarantor, surety or other person which is not released or fully bonded within a period of 30 days; or in the event that any statement, representation or warranty of any of the undersigned or any such maker, endorser, guarantor, surety or other person to any holder of this Note at any time shall prove to have been incorrect or misleading in any material respect when made; then in any such event the holder of this Note may, at its option, declare this Note to be immediately due and payable and thereupon this Note shall become due and payable for the entire unpaid principal balance of this Note plus accrued interest and other charges on this Note without any presentment, demand, protest or other notice of any kind.

         Each of the undersigned and each endorser, guarantor and surety of this Note jointly and severally agree to pay this Note; guarantee payment of this Note; waive demand, presentment, protest, notice of protest, notice of dishonor and notice of nonpayment of this Note; consent to any extensions and renewals of this Note without notice; consent to the release of any of them by the holder of this Note with or without consideration or notice; exonerate the holder of this Note from any duty or obligation to make demand on anyone for payment of any security or delivery of any guaranty for this Note or to give notice to anyone of nonpayment thereof or to collect or sell the same; consent to the extension, renewal, exchange, subordination, surrender or release of any security for this Note by the holder of this Note with or without consideration or notice; agree that no act, omission or thing, except full payment of this Note, which but for this provision could act as a release or impairment of their liability, shall in any way release, impair or affect the liability of any of them; agree to promptly provide the holder of this Note from time to time with their financial statements and such other information respecting their financial condition, business and property as the holder of this Note may request, in form and substance acceptable to the holder of this Note; agree that when or at any time after this Note becomes due the holder of this Note may offset or charge the full amount owing on this Note against any account then maintained by any of them with the holder of this Note without notice; agree to pay on demand all costs and expenses of the holder of this Note in connection with this Note and any security and guaranties for this Note, including without limitation reasonable attorneys' fees, plus interest on such amounts at the rate set forth in this Note; and consent to the personal jurisdiction of the state and federal courts located in the State of Minnesota in connection with any controversy related in any way to this Note or any security or guaranty for this Note, waive any argument that venue in such forums is not convenient, and agree that any litigation initiated by any of them against Lender or any other holder of this Note relating in any way to this Note or any security or guaranty for this Note shall be venued in either the District Court of Hennepin County, Minnesota, or the United States District Court, District of Minnesota, Fourth Division. Interest on any amount under this Note shall continue to accrue, at the option of the holder of this Note, until such holder receives final payment of such amount in collected funds in form and substance acceptable to such holder.

         No waiver of any right or remedy under this Note shall be valid unless in writing executed by the holder of this Note, and any such waiver shall be effective only in the specific instance and for the specific purpose given. All rights and remedies of the holder of this Note shall be cumulative and may be exercised singly, concurrently or successively. The undersigned, if more than one, shall be jointly and severally liable under this Note, and the term "undersigned" wherever used in this Note, shall mean the undersigned or any one or more of them. This Note shall be governed by and construed in accordance with the laws of the State of Minnesota.

         THE UNDERSIGNED REPRESENTS, CERTIFIES, WARRANTS AND AGREES THAT THE UNDERSIGNED HAS READ THIS NOTE IN ITS ENTIRETY AND UNDERSTAND ALL OF THE PROVISIONS OF THIS NOTE. THE UNDERSIGNED ALSO AGREES THAT THE COMPLIANCE BY ANY PRESENT OR FUTURE HOLDER OF THIS NOTE WITH THE EXPRESS PROVISIONS OF THIS NOTE SHALL CONSTITUTE GOOD FAITH AND SHALL BE CONSIDERED REASONABLE FOR ALL PURPOSES.


                                       LECTEC CORPORATION


                                       By /s/ Douglas Nesbit
                                       --------------------------
                                       Douglas Nesbit, its CFO


                                       3